UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2025

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Following an ignition event at Anglo American Plc’s Moranbah North Mine, Peabody Energy Corporation (“Peabody” or the “Company”) today announced that it is reviewing all options related to its previously announced acquisition of steelmaking coal assets from Anglo American Plc (the “Anglo Australian Coal Business” and such acquisition, the “Acquisition”).

The Company remains in conversation with Anglo American to better understand the impacts of the event. Peabody is preserving all rights and protections under its purchase agreements.

In connection with the acquisition, Peabody had engaged in preliminary discussions with certain potential investors regarding the permanent financing for the acquisition. In connection with those discussions, Peabody provided certain unaudited historical and initial unaudited pro forma financial information related to the acquisition to such investors (the “Target-Related Financial Information”). Peabody is today disclosing the Target-Related Financial Information attached as Exhibit 99.1 to this Current Report on Form 8-K to cleanse such potential investors under the terms of their respective confidentiality arrangements.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s or the Board’s current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the Acquisition. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other factors that the Company may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Note Regarding Financial Information

The historical results included in the Target-Related Financial Information are preliminary and subject to completion of the audit of the Anglo Australian Coal Business for the years ended December 31, 2024 and 2023. Actual results for the Anglo Australian Coal Business for the years ended December 31, 2024 and 2023 may vary from the preliminary results presented here due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the years ended December 31, 2024 and 2023 are finalized. Such information has not been presented in accordance with IFRS or GAAP (as defined below) or audited in accordance with either Public Company Accounting Oversight Board standards, IFRS or GAAP. In addition, the preliminary financial results should not be viewed as a substitute for full financial statements. Accordingly, you should not place undue reliance on these preliminary results. The estimates and assumptions underlying the pro forma financial information included in the Target-Related Financial Information are inherent to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately. The unaudited pro forma financial information is not necessarily indicative of our operating results and financial position that would have been achieved had the acquisition been completed as of January 1, 2024, and does not intend to project our future financial results after the acquisition.

The Target-Related Financial Information includes references to financial measures not recognized in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes non-GAAP performance measures are used by investors to measure its operating performance. These measures are not intended to serve as alternatives to GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies. For more information, including reconciliations of each non-GAAP performance measure to the most directly comparable GAAP financial measure, please see Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Target-Related Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

April 8, 2025	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Administrative Officer and Corporate Secretary